Exhibit 10.13.4

FOURTH AMENDMENT TO
THE COCA-COLA COMPANY SEVERANCE PAY PLAN
(As Amended and Restated Effective January 1, 2020)

WHEREAS, Section 6.1 of The Coca-Cola Company Severance Pay Plan (the “Plan”) provides that the Benefits Committee (the “Committee”) has the authority to amend the Plan; and

WHEREAS, on September 22, 2021, the Committee adopted the Second Amendment to the Plan notwithstanding that another “Second Amendment” had been adopted on December 9, 2020; and

WHEREAS, the Company desires to change the title of the Second Amendment to the Plan, adopted on September 22, 2021 to the “Third Amendment to The Coca-Cola Company Severance Pay Plan.”

NOW, THEREFORE, the Committee hereby amends the Plan renaming the Second Amendment to the Plan, adopted on September 22, 2021 to the “Third Amendment to The Coca-Cola Company Severance Pay Plan.”

IN WITNESS WHEREOF, the Benefits Committee has caused this Amendment to be signed by its duly authorized member as of this 15th day of December 2021.

                    THE COCA-COLA COMPANY
                    BENEFITS COMMITTEE

                    BY:     /s/ Silvina Kippke
                        Silvina Kippke